                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-12

                           First Franklin Corporation
    -----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
         2)       Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:

         -----------------------------------------------------------------------
         4)       Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
         5)       Total fee paid:

         -----------------------------------------------------------------------
[ ]      Fee paid previously with preliminary materials

[ ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                           FIRST FRANKLIN CORPORATION
                               4750 ASHWOOD DRIVE
                             CINCINNATI, OHIO 45241
                                 (513) 469-5352

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 26, 2004

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of First Franklin Corporation (the "Company"), the holding company for The Franklin Savings and Loan Company, will be held at the corporate office of the Company located at 4750 Ashwood Drive, Cincinnati, Ohio 45241 on April 26, 2004, at 3:00 p.m. local time.

         The Meeting is for the following purposes, all of which are described in the accompanying Proxy Statement:

                  1.       The reelection of two directors of the Company;

                  2. The ratification of the selection of Clark, Schaefer, Hackett & Co. as the independent auditors of the Company for the current fiscal year; and

                  3. Such other matters as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the Meeting. Action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned.

         Stockholders of record at the close of business on March 10, 2004, are entitled to vote at the Meeting and any adjournments thereof. A proxy card and a proxy statement for the Meeting are enclosed. Please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. The proxy will not be used if you submit a written revocation or a later-dated proxy to the Company before the commencement of voting at the Meeting or if you attend the Meeting and vote in person.

Cincinnati, Ohio                           By Order of the Board of Directors
March 26, 2004

                                           Thomas H. Siemers
                                           President and Chief Executive Officer

================================================================================
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
================================================================================

                           FIRST FRANKLIN CORPORATION
                               4750 ASHWOOD DRIVE
                             CINCINNATI, OHIO 45241
                                 (513) 469-5352

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 26, 2004

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of First Franklin Corporation (the "Company") of proxies to be used at the 2004 Annual Meeting of Stockholders of the Company (the "Meeting") and all adjournments thereof. The Meeting will be held at the corporate office of the Company located at 4750 Ashwood Drive, Cincinnati, Ohio 45241, on April 26, 2004, at 3:00 p.m. local time. The Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 26, 2004.

         The shares represented by proxies will be voted at the Meeting and at all adjournments thereof. Stockholders who submit proxies may revoke them at any time before the commencement of voting at the Meeting by either (i) submitting a written revocation or a later-dated proxy to the Secretary of the Company, or
(ii) attending the Meeting and voting in person before the proxy is exercised. Attendance at the Meeting will not, by itself, revoke a proxy. Each properly executed proxy received by the Board of Directors of the Company and not revoked will be voted as directed by the stockholder or, in the absence of specific instructions to the contrary, will be voted:

         FOR the reelection of Thomas H. Siemers and Donald E. Newberry, Sr. as directors of the Company for terms expiring in 2007; and

         FOR the ratification of the selection of Clark, Schaefer, Hackett & Co. ("Clark Schaefer") as the independent auditors of the Company for the current fiscal year.

         Proxies may be solicited by the directors, officers and other employees of the Company and/or Franklin in person or by telephone, telegraph or mail for use only at the Meeting. The Company will bear the costs of preparing, assembling, printing and mailing this Proxy Statement and the enclosed proxy and will pay all other costs incurred in the solicitation of proxies by the Board of Directors.

         Only stockholders of record as of the close of business on March 10, 2004, are entitled to notice of, and to vote at, the Meeting, and each such stockholder is entitled to one vote for each share held on such date. As of that date, the Company had 1,644,716 shares of common stock issued and outstanding.

                                 REQUIRED VOTES

         A majority of the shares of the Company's issued and outstanding common stock, present in person or represented by proxy at the Meeting, will constitute a quorum for purposes of the Meeting. Abstentions and broker "non-votes" (described below) are counted for purposes of determining a quorum.

         Under Delaware law and the Company's Bylaws, the following proposals must receive the corresponding vote to be adopted:

             Proposal                                Required vote
             --------                                -------------
1) Election of directors               The two nominees receiving the greatest
                                       number of votes will be elected to the
                                       Board of Directors.

2) Ratification of the selection of    The affirmative vote of a majority of the
   clark schaefer as the independent   shares represented in person or by proxy
   auditors of the Company for the     at the Meeting is necessary to ratify the
   current fiscal year                 section of clark Schaefer as auditors of
                                       the Company.


         Stockholders holding shares in "street name" should review the information provided to them by the broker/dealer or other record holder of the shares. This information will describe the procedures to follow to instruct the holder of record how to vote the street name shares and to revoke previously given instructions.

         If your shares are held in street name and you do not return a proxy card, broker/dealers have the authority, under applicable rules of The Nasdaq Stock Market and other self-regulatory organizations of which the broker/dealers are members, to vote your shares in their discretion on certain routine matters. The election of directors and the ratification of auditors are considered routine. Consequently, if you do not provide a proxy to vote your shares, your broker/dealer firm may elect to vote or not vote your shares for you. Proxies signed and submitted by broker/dealers which have not been voted are referred to as "non-votes." Broker non-votes, abstentions and proxies as to which the authority to vote is withheld are counted toward the establishment of a quorum, but are not counted toward the election of directors. A non-vote or an abstention on the ratification of the selection of auditors has the same effect as a vote against such proposal.

         If you sign and date a proxy but do not specify how you wish it to be voted, it will be voted FOR the reelection of the two nominees for director and FOR the ratification of the selection of Clark Schaefer as the independent auditors of the Company for the current fiscal year.

                           OWNERSHIP OF COMPANY STOCK

         The following table contains share ownership information as of March 10, 2004, regarding those persons or entities who were known by management to beneficially own more than five percent of the Company's outstanding shares:

                                             Shares beneficially    Percent of
             Name and address                       owned              class
             ----------------                -------------------    ----------
Thomas H. Siemers (1)                                    365,721         21.83
  First Franklin Corporation
  4750 Ashwood Drive
  Cincinnati, Ohio 45241

Franklin Savings & Loan Company                          185,424         11.27
Employee Stock Ownership Plan (2)
  4750 Ashwood Drive
  Cincinnati, Ohio 45241

Jeffrey L. Gendell (3)                                   100,353          6.10
  55 Railroad Ave.
  3rd Floor
  Greenwich, Connecticut  06830

Tontine Financial Partners, L.P. (3)                      91,353          5.55
Tontine Management, L.L.C. (3)
  55 Railroad Ave.
  3rd Floor
  Greenwich, Connecticut  06830

The PNC Financial Services Group, Inc. (4)                83,075          5.05
PNC Bank, National Association (4)
  One PNC Plaza
  249 Fifth Avenue
  Pittsburgh, PA  15222-2707
PNC Bancorp, Inc. (4)
  222 Delaware Avenue
  Wilmington, Delaware  19899

Richard H. Finan (5)                                      82,674          5.01
  First Franklin Corporation
  4750 Ashwood Drive
  Cincinnati, Ohio  45241

Morris Propp (6)                                          82,400          5.01
  366 Eagle Drive
  Jupiter, Florida  33477

--------------------

(1) Includes 30,875 shares subject to options, 47,447 shares allocated to Mr. Siemers' account in the Franklin Savings and Loan Company Employee Stock Ownership Plan ("ESOP") account as to which he has sole voting and investment power, 33,356 shares as to which Mr. Siemers has shared voting and investment power, 134,977 shares owned by the ESOP and allocated to the accounts of other participants and 3,000 unallocated ESOP shares as to which Mr. Siemers has shared investment power as the ESOP Trustee. Shares owned by the ESOP are counted only once in calculating the total number of shares held by Mr. Siemers and the other directors and executive officers as a group.

(Footnotes continued on next page)

(2) All shares held by the ESOP are also included as shares beneficially owned by Mr. Siemers as Trustee of the ESOP.

(3) Based upon information contained in a Schedule 13D filed August 21, 2003, with the Securities and Exchange Commission (the "SEC") by Tontine Financial Partners, L.P., Tontine Management, L.L.C. and Mr. Jeffrey L. Gendell. According to the Schedule 13D filing, each of the foregoing reported shared voting power and shared dispositive power over 91,353 shares, and Mr. Gendell reported sole voting power and sole investment power over 9,000 shares.

(4) Based upon information contained in a Schedule 13G filed February 10, 2004, with the SEC by The PNC Financial Services Group, Inc., PNC Bancorp, Inc., and PNC Bank, National Association. According to the
         Schedule 13G filing, each entity reported sole voting power over 83,075 shares and sole dispositive power over 63,000 shares.

(5) Includes 5,250 shares that may be acquired upon the exercise of stock options and 37,500 shares as to which Mr. Finan shares voting and investment power.

(6) Based upon information contained in Section 13D filed September 5, 2003, with the SEC by Mr. Morris Propp. According to the Schedule 13D, Mr. Propp reported sole voting power and sole dispositive power over 38,000 shares and shared voting power and shared dispositive power over 44,400 shares.

         The following table contains share ownership information as of March 10, 2004, for (i) each director of the Company, (ii) each individual named in the Summary Compensation Table under the heading "Executive Compensation," (iii) and all directors and officers of the Company and its most significant subsidiary, The Franklin Savings and Loan Company ("Franklin"), as a group.

                                     Shares beneficially   Percent of
       Name and address (1)               owned (2)           class
       --------------------          -------------------   ----------
Richard H. Finan                               82,674 (3)        5.01
Donald E. Newberry, Sr.                         2,625 (4)        0.16
John L. Nolting                                 5,250 (5)        0.32
Gretchen J. Schmidt                            77,247 (6)        4.65
Thomas H. Siemers                             365,721 (7)       21.83
Mary W. Sullivan                                4,125 (8)        0.25
Daniel T. Voelpel                              60,125 (9)        3.62
All directors and executive
  officers of the Company and
  Franklin as a group (10 persons)            574,730 (10)      33.13

--------------------

(1) Each of the persons listed in this table may be contacted at the address of the Company, 4750 Ashwood Drive, Cincinnati, Ohio 45241.

(2) Unless otherwise indicated by footnote, the individual has sole voting and investment power for all shares reported as beneficially owned.

(3)      See footnote (5) in the preceding table.

(4) Includes 1,375 shares that may be acquired upon the exercise of stock options.

(5) Includes 3,500 shares that may be acquired upon the exercise of stock options.

(6) Includes 15,750 shares that may be acquired upon the exercise of stock options, 15,576 shares allocated to Ms. Schmidt's ESOP account and 1,350 shares as to which Ms. Schmidt shares voting and investment power.

(Footnotes continued on next page)

(7)      See footnote (1) in the preceding table.

(8) Includes 1,375 shares that may be acquired upon the exercise of stock options and 1,500 shares as to which Ms. Sullivan shares voting and investment power.

(9) Includes 15,350 shares that may be acquired upon the exercise of stock options, 25,361 shares allocated to Mr. Voelpel's ESOP account and 16,000 shares as to which Mr. Voelpel shares voting and investment power.

(10) Includes shares held directly, shares allocated to executive officers' accounts in the ESOP, shares subject to options and shares held by certain family members, over which the specified individuals or group effectively exercise sole or shared voting and investment power. Such amount also includes the shares that may be deemed to be beneficially owned by Mr. Siemers as Trustee of the ESOP. Shares owned by the ESOP are counted only once in calculating the total number of shares held by Mr. Siemers and the other directors and executive officers as a group.

                   ELECTION OF DIRECTORS AND BOARD INFORMATION

         The Board of Directors of the Company takes a critical role in guiding the Company's strategic direction and overseeing the management of the Company. There are five members of the Company's Board of Directors, a majority of whom the Board has determined are "independent directors" under applicable Nasdaq rules. Directors are elected to serve for three-year terms and until their respective successors are duly elected and qualified. Approximately one-third of the Board of Directors is elected annually.

NOMINATIONS PROCESS AND CANDIDATE SELECTION

         The Company's Nominating Committee oversees the nominations process and selects the Board's nominees for director. The members of the Nominating Committee are Mr. Finan, Rev. Newberry and Ms. Sullivan, each of whom is independent under applicable Nasdaq rules. The Nominating Committee operates pursuant to a charter that sets forth its various responsibilities regarding the nominations process. A copy of the Nominating Committee Charter is attached to this Proxy Statement as Exhibit A. The charter is not currently available on the Company's website.

         The Nominating Committee has not established a formal process for identifying and evaluating nominees due to the committee's desire to approach the process according to the composition of the Board at the time. However, the process for identifying and evaluating nominees is generally as follows: In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors' overall service to the Company during their term, including the number of meetings attended, level of participation and quality of performance. In the case of new director candidates, the committee determines whether the nominee is "independent" for Nasdaq listing purposes and whether the new director must be independent for the Company to remain in compliance with Nasdaq listing requirements. When looking for a new candidate, the committee may look first to the board of Franklin for any potential candidates who are currently serving on Franklin's board but not on the Company's board. The Nominating Committee will then either nominate incumbent directors for reelection, will nominate current directors of Franklin to serve on the Company's board or, if the committee feels a new director is necessary or desirable, will use its network of contacts to compile a list of potential candidates. The committee then meets to discuss and consider each candidate's qualifications and then chooses the nominees by majority vote.

         The Nominating Committee does not have any specific criteria that it believes nominees for election as directors of the Company must meet. However, factors such as community involvement, marketing or sales experience, financial expertise, business experience and business development expertise are all considered when evaluating potential nominees.

         The Nominating Committee will consider director candidates recommended by stockholders. The Nominating Committee charter provides that the committee will receive and evaluate candidates for directors proposed by stockholders equally, and using the same criteria, as recommendations from the Board, the committee, management or other sources. Other than as set forth in the charter, the Nominating Committee does not have any other policies regarding the consideration of such recommendations. The lack of policies regarding stockholder recommendations is primarily due to the Company's lack of experience with such recommendations and the need to evaluate such recommendations on a case-by-case basis.

         A stockholder who wishes to make a recommendation for a director candidate should contact the Board of Directors in the manner described in this Proxy Statement under the heading "Stockholder Communications with Directors." Any stockholder wishing to make a formal nomination for a director candidate must follow the procedures set forth in Article III, Section 13 of the Company's Bylaws.

NOMINEES AND INCUMBENT DIRECTORS

         Pursuant to the Nominating Committee's recommendation, the Board of Directors proposes the election of the following nominees to serve as directors of the Company until the annual meeting of stockholders in 2007 and until their successors are duly elected and qualified:

                                        Positions held with           Year first
                                            the Company          elected director of    Term to
         Name             Age (1)           and Franklin         the Company/Franklin   expire
         ----             -------       -------------------      --------------------   ------
Donald E. Newberry, Sr.        76            Director                       2003/1996      2007
Thomas H. Siemers              70   President, Chief Executive              1987/1953      2007
                                       Officer and Director

-------------------

(1)      As of March 10, 2004.

         Donald E. Newberry, Sr. has served as pastor of the Lee Chapel AME Church for over 40 years. Rev. Newberry has been involved in numerous civic and charitable organizations, including the Dan Beard Council of Boy Scouts, the Cincinnati Board of Health, Victory Neighborhood Services of Greater Cincinnati and the Board of Directors of the Payne Theological Seminary.

         Thomas H. Siemers has been employed by Franklin since 1949, has been a director of Franklin since 1953, and has served as President and Chief Executive Officer since 1968. Mr. Siemers served as a director of the Federal Home Loan Bank of Cincinnati from 1978 to 1983, as the Chairman of the Ohio Savings and Loan League in 1981 and 1982 and served on the Executive Committee of the U.S. League of Savings Institutions from 1982 to 1985. Mr. Siemers also serves a director of Intrieve, Inc. Mr. Siemers is the father of Ms. Schmidt, the Secretary and Treasurer of the Company.

         If either of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the election of the substitute, if any, recommended by the Board of Directors. At this time, the Board knows of no reason why either nominee might be unable to serve if elected. There are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.

         Your Board of Directors recommends that you vote FOR the election of the above-named nominees.

         The following directors will continue to serve after the Meeting for the terms set forth opposite their names:

                             Positions held with        Year first
                                 the Company       elected director of    Term to
      Name         Age (1)       and Franklin      the Company/Franklin   expire
----------------   -------   -------------------   --------------------   -------
John L. Nolting         71              Director              1987/1981      2005

Richard H. Finan        69              Director              1987/1968      2006

Mary W. Sullivan        47              Director              2003/1996      2006

(1)      As of March 10, 2004

         John L. Nolting has been the President and Chief Executive Officer of DataTech Services, Inc., a computer service company located in Cincinnati, since 1974. He also is a Vice President of N-Soft of North America, a developer of software tools for the telecommunication industry, serves as the President and Chief Executive Officer of Queen City Leasing, an automobile leasing company located in Cincinnati, and is a director and the President of DirectTeller Systems, Inc.

         Richard H. Finan is an attorney and has had a private legal practice since 1959. He was a member of the Ohio General Assembly from 1973 until 2002, and served as President of the Ohio Senate from 1997 until 2002. Mr. Finan is also a director of Union Central Life Insurance Company.

         Mary W. Sullivan has been an attorney with the Cincinnati, Ohio law firm of Peck, Shaffer & Williams LLP since 1980. Ms. Sullivan also serves as a director of Summit Mutual Funds, Inc. and is a former member of the Ohio Elections Commission.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE COMPANY

         Regular meetings of the Company's Board of Directors are held quarterly. During the year ended December 31, 2003, the Company's Board of Directors held a total of seven regular and special meetings. All of the directors of the Company attended at least 75% of the total meetings of the Company's Board of Directors and meetings held by all committees of the Company's Board of Directors on which such director served during the year. The Company has no standing compensation committee and currently pays no compensation to any of its employees, which are comprised solely of its executive officers. In the event the Company pays any compensation in the future, in accordance with Nasdaq rules, decisions regarding executive officer compensation would be made by the independent directors. The Audit and Nominating Committees are discussed below.

         Nominating Committee. The Nominating Committee is comprised of Mr. Finan, Rev. Newberry and Ms. Sullivan, each of whom is independent under applicable Nasdaq rules. The Nominating Committee was not formed until 2004, and thus did not meet in 2003. More information on the Nominating Committee can be found above under the heading "Nominations Process and Candidate Selection."

         Audit Committee. The Company's Audit Committee is also comprised of Mr. Finan, Rev. Newberry and Ms. Sullivan. The Audit Committee met four times during 2003. For a description of the duties of the Audit Committee, see "AUDIT COMMITTEE REPORT."

         The SEC has adopted rules requiring companies to disclose whether or not at least one member of the Audit Committee is a "financial expert" as defined in such rules, and, if not, why. The Board of Directors has determined that none of the members of the Audit Committee meets the criteria necessary to be a "financial expert," which is basically limited to those who have prepared or audited public company financial statements. While it might be possible to recruit a person who meets these qualifications, the Board has determined that in order to fulfill all of the functions of our Board and our Audit Committee, it is not in the best interests of our Company to nominate someone as a director solely because he or she would qualify as a "financial expert." The Audit Committee consists of three non-employee directors, each of whom is independent and meets all of the Nasdaq requirements for audit committee membership, and one of whom has "financial sophistication" under Nasdaq rules. They have been selected for the Audit Committee by the Board based upon the Board's determination that they are fully qualified to monitor the performance of management, the public disclosures by the Company of its financial condition and performance, our internal accounting operations and our independent auditors. In addition, the Audit Committee has the ability to retain its own independent accountants, counsel or other consultants whenever it deems appropriate.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEE OF FRANKLIN

         The Board of Directors of Franklin, the principal subsidiary of the Company, includes the five directors of the Company, as well as Gretchen J. Schmidt and John J. Kuntz. Regular meetings of Franklin's Board of Directors are held monthly. Franklin's Board held a total of 14 regular and special meetings during 2003. All directors attended at least 75% of the total meetings of Franklin's Board of Directors and meetings held by all committees of Franklin's Board of Directors on which such director served. The Board of Directors of Franklin has standing Executive, Compensation and Audit Committees.

         Executive Committee. Franklin's Executive Committee consists of the President and three other members of Franklin's Board of Directors. Each Board member, other than the President, serves for a total of six months during the year on a rotating basis. This committee did not meet during 2003 and will meet as necessary during 2004. The committee exercises the power of Franklin's Board of Directors between regular Board meetings. All of its actions are reviewed and ratified by Franklin's full Board of Directors.

         Compensation Committee. Franklin's Compensation Committee reviews and makes recommendations to Franklin's Board of Directors regarding compensation of, and benefit programs involving, Franklin's employees, including its executive officers. The Compensation Committee is comprised of Messrs. Siemers, Finan and Nolting, however Mr. Siemers does not participate in decisions regarding his own compensation. This committee met once during 2003.

         Audit Committee. Franklin's Audit Committee meets in conjunction with the Company's Audit Committee, and takes no action independently from the Company's Audit Committee. This committee is comprised of Mr. Finan, Rev. Newberry and Ms. Sullivan, each of whom serves on the Company's Audit Committee.

COMPENSATION OF THE BOARD OF DIRECTORS

         During 2003, each director who served during the year received $6,500 of director's fees from the Company and $17,250 from Franklin. Mr. Siemers and Ms. Schmidt do not receive director's fees from Franklin. Neither the Company nor Franklin pays fees for committee membership.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

         A stockholder may communicate with the Board of Directors by mailing a written communication to the Secretary of the Company, addressed to the Board of Directors or to an individual director or group of directors at the Company's address at 4750 Ashwood Drive, Cincinnati, Ohio 45241. All such communications will be reviewed by the Secretary and, except for communications clearly of a marketing nature, will then be forwarded to the full Board or to the specified director or directors.

DIRECTOR ATTENDANCE AT THE ANNUAL MEETING

         Absent exigent circumstances, the Company expects all directors and nominees for election as a director to attend the Company's annual meeting of stockholders. Directors and nominees who cannot attend an annual meeting in person are expected to, if possible, attend telephonically or through other means of communication. Any director or nominee who cannot attend an annual meeting is expected to notify the Secretary of the Company of his or her inability to attend as far in advance of the annual meeting as possible. All five directors attended the 2003 annual meeting.

                               EXECUTIVE OFFICERS

         The following information describes the business experience during the past five years of the executive officers of the Company and Franklin, other than Mr. Siemers whose experience is described above under the heading "ELECTION OF DIRECTORS AND BOARD INFORMATION." Each officer is elected annually to serve until his or her successor is elected and qualified, or until he or she resigns or is removed by the Board. There are no arrangements or understandings between the persons named below and any other person pursuant to which such officers were elected.

         David E. Haerr, age 71, joined Franklin in May 1998 as Vice President and Chief Lending Officer. Prior to joining Franklin, Mr. Haerr served as Senior Vice President of lending at Merchants Bank and Trust Company in West Harrison, Indiana. Mr. Haerr has also held lending positions at Fifth Third Bank and Provident Bank in Cincinnati.

         Gretchen J. Schmidt, age 47, has been the Corporate Secretary/Treasurer of the Company since 1988. She also serves as Vice President of Operations, Secretary and a director of Franklin and is Vice President, Secretary and a director of Madison Service Corporation, Franklin's wholly owned subsidiary, and is the Secretary of Direct Teller Systems, Inc. Ms. Schmidt held a variety of part-time positions with Franklin between 1971 and 1978, and has held various full-time positions since 1978. Currently, she is responsible for branch operations and general corporate administration. Ms. Schmidt is the daughter of Mr. Siemers, the President of the Company.

         Lawrence J. Spitzmueller, age 46, joined Franklin in 1992 as Chief Compliance and Security Officer, became Vice President for Residential Lending in April 2002 and was named Vice President of Compliance and Internal Audit in 2003. Prior to joining Franklin, he was an enforcement attorney with the Office of Thrift Supervision.

         Daniel T. Voelpel, age 55, has been Vice President and Chief Financial Officer of the Company since 1988. He also serves as Vice President and Chief Financial Officer of Franklin, Treasurer of DirectTeller Systems, Inc. and Treasurer and a director of Madison Service Corporation. He has been with Franklin since 1983.

EXECUTIVE COMPENSATION

         The following table provides certain compensation information for Mr. Siemers, the President and Chief Executive Officer of the Company and Franklin, Mr. Voelpel, the Vice President and Chief Financial Officer of the Company and Franklin and Ms. Schmidt, the Secretary and Treasurer of the Company and Vice President of Operations and Secretary of Franklin. No other executive officer of the Company or Franklin received annual compensation exceeding $100,000 in the past three years. The table includes compensation paid in all forms by Franklin and its subsidiaries for all services rendered during the periods shown. The Company currently does not pay any compensation to its executive officers.

                           Summary Compensation Table

                                       Annual compensation (1)                       Long-term compensation
                                        ----------------------   ------------------------------------------------------------
                                                                               Awards                         Payouts
                                                                 -----------------------------------  -----------------------
                                                                  Restricted   Securities underlying   LTIP        All other
                                         Salary         Bonus    stock awards      options/SARs       payouts    compensation
  Name and principal position  Year       ($)            ($)         ($)              (#)(2)           (#)        (3)(4)(5)
-----------------------------  ----     --------       -------   ------------  ---------------------  -------    ------------
THOMAS H. SIEMERS              2003     $225,195            --             --                  9,750       --         $30,335
President, Chief Executive     2002     $224,195            --             --                  9,750       --         $32,229
Officer and Director of the    2001     $224,195            --             --                  9,750       --         $28,181
Company and Franklin

DANIEL T. VOELPEL              2003     $125,000            --             --                  4,500       --         $19,818
Vice President and Chief       2002     $120,000            --             --                  4,500       --         $20,131
Financial Officer of the       2001     $119,415        $1,000             --                  4,500       --         $20,821
Company and Franklin

GRETCHEN J. SCHMIDT            2003     $101,540            --             --                  4,500       --         $16,152
Secretary and Treasurer of
the Company, Vice President
of Operations, Secretary and
Director of Franklin



(1) Does not include amounts attributable to other miscellaneous benefits received by Mr. Siemers, Mr. Voelpel and Ms. Schmidt, the cost of which was less than 10% of their compensation.

(Footnotes continued on next page)

(2) Represents the number of shares of common stock underlying options granted to Messrs. Siemers and Voelpel and Ms. Schmidt.

(3) For Mr. Siemers, consists of contributions to the Company's defined contribution plan of $20,000, $20,000 and $17,000 for 2003, 2002 and
         2001, respectively, and the $10,335, $12,229, and $11,181 value of the allocations to his ESOP account for 2003, 2002 and 2001, respectively.

(4) For Mr. Voelpel, consists of contributions to the Company's defined contribution plan of $13,066, $12,493 and $12,560 for 2003, 2002, 2001, respectively, and the $6,752, $7,638, $8,261 value of the allocations to his ESOP account for 2003, 2002 and 2001, respectively.

(5) For Ms. Schmidt, consists of contributions to the Company's defined contribution plan of $10,649 for 2003 and the $5,503 value of the allocations to her ESOP account for 2003.

STOCK OPTION INFORMATION

         The following table contains information regarding all grants of options to purchase common shares of the Company made to Mr. Siemers, Mr. Voelpel and Ms. Schmidt during 2003:

                                                               Individual Grants
                        -----------------------------------------------------------------------------------------------
                           Number of securities           % of total options/
                                underlying                  SARs granted to             Exercise or          Expiration
    Name                options/SARs granted (#)(1)    employees in fiscal year     base price ($/share)          date
-------------------     ---------------------------    ------------------------     --------------------     ----------
Thomas H. Siemers                 9,750                          13.63                      $19.44             3/01/09
Daniel T. Voelpel                 4,500                           6.29                      $17.67             3/01/14
Gretchen J. Schmidt               4,500                           6.29                      $17.67             3/01/14

(1) Each option was granted on December 22, 2003, and is first exercisable for one-third of the shares subject to the option on each of January 20, 2005, 2006 and 2007, provided that both the option recipient and the Company achieve specified performance goals in 2004. If the recipient achieves his or her 2004 performance goals and the Company fails to achieve its 2004 performance goals, the recipient may exercise only 50% of his or her allocated options. If the recipient fails to achieve his or her 2004 performance goals, no options will be exercisable. The options are intended to qualify as incentive stock options.

         The following table contains information regarding the number and value of unexercised options held by Mr. Siemers, Mr. Voelpel and Ms. Schmidt at December 31, 2003:

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Value

                                                         Number of securities
                                                              underlying                     Value of unexercised
                             Shares                      unexercised options/SARs        in-the-money options/SARs at
                          acquired on       Value             at 12/31/03                      12/31/03 ($)(2)
       Name               exercise (1)    realized($)    exercisable/unexercisable         exercisable/unexercisable
       ----               ------------    -----------    -------------------------       ---------------------------
Thomas H. Siemers             3,250        $19,045                22,750/27,625                      $55,949/$87,653
Daniel T. Voelpel               400        $ 4,276                11,600/12,750                      $44,520/$51,585
Gretchen J. Schmidt               -              -                12,000/12,750                      $48,608/$51,585

-------------------
(1) Value realized was calculated by multiplying the number of options exercised by the difference between the per share option exercise price of $7.75 for Mr. Voelpel and $8.53 for Mr. Siemers, and the closing price of the Company's shares on the date of exercise. The difference between the exercise price and the closing price on the date of exercise was $5.86 per share for the 3,250 options exercised by Mr. Siemers, $11.48 per share for 200 options exercised by Mr. Voelpel and $9.90 per share for 200 options exercised by Mr. Voelpel.

(Footnotes continued on next page)

(2) An option is "in-the-money" if the fair market value of the underlying stock exceeds the exercise price of the option. The value presented is determined by multiplying the number of shares subject to unexercised options by the difference between the exercise price of the option and the $17.97 per share fair market value of the Company's stock on December 31, 2003.

EMPLOYMENT CONTRACTS

         THOMAS H. SIEMERS. In October 2000, the Board of Directors of Franklin approved a three-year employment agreement with Mr. Siemers. The agreement provides for a salary and performance review by the Board of Directors at least annually. After such review and prior to the expiration of each year of the agreement, the Board of Directors may extend the agreement for periods of one year each. The current expiration date of the agreement is October 23, 2006. The agreement also provides for inclusion of Mr. Siemers in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible and for vacation and sick leave.

         The agreement may be terminated by Franklin at any time. In the event of termination by Franklin for "just cause," as defined in the agreement, Mr. Siemers has no right to receive any compensation or other benefits for any period following such termination. In the event of a termination other than for "just cause" and not in connection with a "change of control," as defined in the agreement, Mr. Siemers will be entitled to payment of an amount equal to his annual salary in monthly payments for a period of 36 months, plus benefits. The agreement further provides that in the event of a termination without just cause in connection with or within one year of a "change of control," Mr. Siemers will be entitled to payment of an amount equal to three times his annual salary. The amount which would be payable to Mr. Siemers in the event of a "change of control," based upon his salary as of December 31, 2003, is $675,585.

         DANIEL T. VOELPEL AND GRETCHEN J. SCHMIDT. In February 2003, the Board of Directors of Franklin approved employment agreements for Mr. Voelpel and Ms. Schmidt. These agreements each have terms of three years and provide for annual performance reviews by Franklin's Board of Directors or Mr. Siemers, the Chief Executive Officer. Upon completion of the review, the agreements may be extended in one year increments by Franklin's Board. The agreements also provide for vacation and sick leave, as well as participation by Mr. Voelpel and Ms. Schmidt in all formally established employee benefit, bonus and retirement plans maintained by Franklin.

         Franklin may terminate either agreement at any time. If Franklin terminates an agreement for "just cause," as defined in the agreement, Mr. Voelpel or Ms. Schmidt, as applicable, would have no right to receive any compensation or benefits under the agreement after the date of termination. If the termination is without "just cause" and not in connection with a "change of control," as defined in the agreement, he or she will be entitled to receive payment of his or her annual salary for a period of 12 months after termination, plus benefits. If the termination is in connection with a "change of control," Mr. Voelpel or Ms. Schmidt, as applicable, would be entitled to a payment of three times his or her annual salary. The amounts payable to Mr. Voelpel and Ms. Schmidt in the event of a "change of control," based upon their salaries as of December 31, 2003, would be $375,000 and $304,620, respectively.

TRANSACTIONS WITH AND INDEBTEDNESS OF DIRECTORS AND MANAGEMENT

         Franklin, like many financial institutions, has followed a policy of making loans to its officers, directors and employees for the financing and improvement of their personal residences and consumer loans for other purposes. Except as set forth below, such loans are made in the ordinary course of business on substantially the same terms and collateral as those available to the general public, and do not involve more than the normal risk of collectibility or present other unfavorable features. Currently, for loans to the employees, directors and officers of the Company or Franklin and their family members, interest rates are generally set at 1% over Franklin's cost of funds, subject to adjustment to market rates in the event that employment is terminated. If the employment relationship is terminated, the rate reverts to the contract rate and the modification is canceled. Loan fees on mortgage loans to employees are generally waived, except to the extent of direct loan origination expenses incurred by Franklin. Other loans are reviewed on an individual basis and any preferential treatment given is based on the employee's length of service, work performance and past credit history.

         Set forth below is certain information at December 31, 2003, regarding all loans made by Franklin to each of its or the Company's current directors or executive officers which were granted at less than market rates and which, for any individual, resulted in an aggregate indebtedness to Franklin exceeding $60,000 at any time since January 1, 2002:

                                                              Largest amount     Balance as of   Current      Market interest rate
                           Date of          Nature of       outstanding since     December 31,   interest       at the time of
Name                        loan          indebtedness       January 1, 2002         2003          rate           origination
----                    ------------   -------------------  -----------------   --------------   --------     --------------------
John J. Kuntz                8/28/03   First mortgage -            $268,000           $266,937       4.50%            6.50%
                                       personal residence

John L. Nolting             04/15/98   First mortgage               114,208            108,710      5.375            6.375
                                       -personal residence

                            02/12/99   Consumer loan                  4,028                  0       7.25             9.25

                            12/13/00   Line of credit (1)            21,705             14,942        6.0              6.0

Gretchen J. Schmidt         09/01/98   First mortgage -             221,889            213,504       4.25             6.25
                                       prior residence

                            06/09/99   Consumer loan                 11,891                  0       7.00             9.00

                            06/01/00   Consumer loan                  8,889              1,569       7.25             9.25

                            11/10/03   First mortgage -             510,000            510,000      4.125             6.25
                                       personal residence

Lawrence J. Spitzmueller    08/05/96   First mortgage -              81,242                  0      5.875            8.625
                                       personal residence

                            04/10/02   First mortgage -             157,000            151,992       4.00            5.875
                                       personal residence

                            08/13/02   Consumer loan                  4,000                  0      10.25            12.25

Daniel T. Voelpel           10/05/93   First mortgage               118,418            111,256       4.75             5.75
                                       -personal residence
                                       (2)

                            03/27/00   Line of Credit (3)            24,806             15,301       6.00             6.00

------------------------------

(1) The market interest rate at the time of origination was prime rate and Mr. Nolting received the rate of prime rate minus 2%. Both the market rate and Mr. Nolting's rate have a 6% floor.

(2) This loan was originally made at market rates and was modified in 2003 to its current rate.

(3) The market interest rate at the time of origination was prime rate minus 1/2% and Mr. Voelpel received the rate of prime rate minus 2-1/2%. Both the market rate and Mr. Voelpel's rate have a 6% floor.

         The Company owns a 51% interest in DirectTeller Systems, Inc. ("DirectTeller"), an Ohio corporation that markets computer software developed by DataTech Services, Inc. ("DataTech") to financial institutions. Mr. Nolting is the President and Chief Executive Officer of DataTech, which owns the remaining 49% interest in DirectTeller. When the Board of Directors of the Company approved this venture in 1989, Mr. Nolting abstained from voting on the matter. The Company initially contributed $50,000 and DataTech contributed the software that it developed to the initial capitalization of DirectTeller. The Company is responsible for maintaining the financial records of DirectTeller and DataTech is obligated to manage its day to day operations, including software maintenance and marketing. DataTech does not receive a management fee for performing these services. The Company's investment in Direct Teller was $50,000 at December 31, 2003.

         Mr. Finan is an attorney at law who has from time to time provided legal services to Madison Service Corporation and DirectTeller. During the year ended December 31, 2003, Mr. Finan did not receive any fees for legal services provided to the Company or any of its subsidiaries. In order to remain independent and to serve on the Company's Audit Committee, Mr. Finan no longer provides legal services to Madison Service Corporation or DirectTeller.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's stock, to file reports of ownership and changes of ownership in the Company's stock with the Securities and Exchange Commission. These persons are required by regulation to furnish the Company with copies of all Section 16 reports that they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all
Section 16 reports required during the year ended December 31, 2003, were timely filed.

                        SELECTION OF INDEPENDENT AUDITORS

         Clark Schaefer conducted the independent audit of the Company for the year ended December 31, 2003, and the Audit Committee has selected Clark Schaefer as the independent auditors of the Company for the current fiscal year. Although the Company is not required by its governing documents or Delaware law to seek stockholder ratification of its auditors, the Board and the Audit Committee believe it is desirable to do so. If the selection of Clark Schaefer as the Company's auditors is not ratified, the Audit Committee will reconsider its selection.

         The Audit Committee and the Board of Directors request and recommend that the stockholders of the Company ratify the selection of Clark Schaefer as the independent auditors of the Company for the current fiscal year. Management of the Company expects that a representative of Clark Schaefer will be present at the Meeting, and that such representative will be available to respond to appropriate questions and will have an opportunity, if desired, to make a statement.

         Your Board of Directors and the Audit Committee recommend that you vote FOR the ratification of the selection of Clark Schaefer as independent auditors of the Company for the current fiscal year.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of the Company is comprised of three directors, all of whom the Board has determined are "independent" under Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee is responsible for overseeing the Company's accounting functions and controls, as well as engaging an accounting firm to audit the Company's financial statements. The Board of Directors and Audit Committee have adopted a charter to set forth the Committee's responsibilities. A copy of the Company's Amended and Restated Audit Committee Charter is attached as Exhibit B to this Proxy Statement.

         The Audit Committee received and reviewed the report of Clark Schaefer regarding the results of their audit, as well as the written disclosures and the letter from Clark Schaefer required by Independence Standards Board Standard No.
1. The Audit Committee reviewed the audited financial statements with the management of the Company. A representative of Clark Schaefer also discussed with the Audit Committee the independence of Clark Schaefer from the Company, as well as the matters required to be discussed by Statement of Auditing Standards 61, as amended. Discussions between the Audit Committee and the representative of Clark Schaefer included the following:

         - Clark Schaefer's responsibilities in accordance with generally accepted auditing standards

         - The initial selection of, and whether there were any changes in, significant accounting policies or their application

         -        Management's judgments and accounting estimates

         -        Whether there were any significant audit adjustments

         -        Whether there were any disagreements with management

         -        Whether there was any consultation with other accountants

         - Whether there were any major issues discussed with management prior to Clark Schaefer's retention

         - Whether Clark Schaefer encountered any difficulties in performing the audit

         - Clark Schaefer's judgments about the quality of the Company's accounting principles

         - Clark Schaefer's responsibilities for information prepared by management that is included in documents containing audited financial statements

         Based on its review of the financial statements and its discussions with management and the representative of Clark Schaefer, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, to be filed with the SEC.

         Audit Committee

                  Richard H. Finan
                  Donald E. Newberry, Sr.
                  Mary W. Sullivan

AUDIT AND NON-AUDIT FEES

         The following table presents fees paid by the Company to Clark Schaefer for the audit of the Company's annual financial statements for the years ended December 31, 2003, and December 31, 2002, and fees billed for other services rendered by Clark Schaefer during those periods.

                                                 Year ended                             Year ended
           Type of fees                       December 31, 2003                     December 31, 2002
           ------------                       -----------------                     -----------------
Audit fees (1)                                     $66,811                                $59,272
Audit related fees (2)                                 260                                    850
Tax fees (3)                                         4,900                                  9,290
All other fees (4)                                       -                                  2,700
                                                   -------                               --------
Clark Schaefer total fees                          $71,971                                $72,112
                                                   =======                                =======

---------------

(1) These are fees for professional services performed by Clark Schaefer for the audit of the Company's annual financial statements and review of financial statements included in the Company's Forms 10-QSB, and services that are normally provided in connection with statutory or regulatory filings or engagements.

(2) These are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements, such as addressing regulatory issues and internal audit questions.

(3) These are fees for professional services performed by Clark Schaefer with respect to tax compliance, tax advice and tax planning, such as the preparation of federal, state and local tax returns.

(4) These are fees for any other work that is not included in any of the above categories, such as the review of the Company's business plan and strategies.

                              STOCKHOLDER PROPOSALS

         To be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal requesting action at such meeting must be received at the Company's main office, 4750 Ashwood Drive, Cincinnati, Ohio 45241, no later than November 26, 2004. Any such proposal will be subject to the requirements of the proxy rules adopted under the Exchange Act. In addition, if a stockholder intends to present a proposal at next year's Annual Meeting of Stockholders without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by February 9, 2005, then the proxies designated by the Board of Directors of the Company for next year's Annual Meeting of Stockholders may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such proposal in the proxy statement or on the proxy card for such meeting.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than the matters described in this Proxy Statement. However, if any other matter properly comes before the Meeting, the holders of the proxies will act upon such matter in their best judgment.

         The Company's Annual Report to Stockholders for 2003, including financial statements, is enclosed with this Proxy Statement. Any stockholders who have not received a copy of the 2003 Annual Report may obtain a copy by writing to the Company. The 2003 Annual Report is not part of the proxy solicitation materials and is not incorporated herein by reference.

                                     BY ORDER OF THE BOARD OF DIRECTORS

Cincinnati, Ohio                     Thomas H. Siemers
March 26, 2004                       President and Chief Executive Officer

                                    EXHIBIT A

                           FIRST FRANKLIN CORPORATION
                       CHARTER OF THE NOMINATING COMMITTEE

PURPOSE

         The purpose of the Nominating Committee (the "Committee") of the Board of Directors (the "Board") of First Franklin Corporation (the "Company") shall be to identify and screen individuals to become members of the Board; receive and evaluate recommendations for potential Board members from shareholders; recommend to the Board the slate of director nominees to be elected by shareholders; recommend directors to be elected by the Board to fill any vacancies; and handle other matters as the Board deems appropriate.

MEMBERS

         The Committee shall consist of at least three members, all of whom must qualify as independent directors ("Independent Directors") under the listing standards of The Nasdaq Stock Market and other applicable rules and regulations.

         The members of the Committee shall be appointed by the Board. The members shall serve until their resignation, retirement, or removal by the Board or until their successors shall be appointed and qualified. No member of the Committee shall be removed except by majority vote of the Independent Directors of the Board then in office.

RESPONSIBILITIES

         To fulfill its purposes, the Committee shall:

         1. Identify and evaluate prospective candidates for the Board, including those individuals recommended by shareholders. Individuals recommended by shareholders shall be evaluated equally and using the same criteria as individuals nominated by the Board, the Nominating Committee, Management, or other sources. In selecting nominees, the Committee may consider whether a current Board member wishes to be re-elected and, if a new nominee is needed, the skills and experience desired in a new director, such as community involvement, marketing or sales experience, financial expertise, business experience, technological knowledge or business development expertise. The Committee shall look for candidates who, both individually and as a group:

                  a. meet the Company's strategic needs and will be most effective in meeting the long term interests of the Company and its shareholders;

                  b. possess the highest personal values, judgment and integrity;

                  c. have an understanding of the regulatory and policy environment in which the Company operates; and

                  d. have diverse experience in the key business, financial and other challenges that face the Company.

         2. Recommend to the Board a slate of potential nominees to be proposed at the Company's annual meeting of shareholders, including the nomination of incumbent directors for re-election, as appropriate.

         3. Consider and recommend to the Board the appropriate size of the Board and retirement and other tenure policies for directors.

         4. Review the structure and composition of the Board's other committees and make recommendations to the Board with respect to such matters.

         5. Review directorships in other public companies held by or offered to directors of the Company.

         6. Evaluate annually the performance of the Committee and the adequacy of the Committee's charter.

         7. Adopt, as the Committee deems necessary, policies and procedures regarding the nominating process.

OUTSIDE ADVISORS

         The Committee shall have the authority to retain such outside counsel, experts, and other advisors, including search firms to identify director candidates, as it determines appropriate to assist it in the full performance of its functions.

MEETINGS

         The Committee shall meet as often as it deems necessary or appropriate and at such times and places as it may determine. A majority of the Committee shall constitute a quorum. The Committee may invite to meetings or exclude from meetings, as it deems necessary, any members of Management, Directors, or other persons, who may attend but not vote on matters before the Committee. Meetings of the Committee may be held through any communications equipment if all persons participating can hear each other, and participation in a meeting pursuant to this provision shall constitute presence at such meeting. Minutes shall be kept and provided to the Board. The Committee shall make reports to the Board on its activities at such times as the Committee deems appropriate.

                                    EXHIBIT B

                           FIRST FRANKLIN CORPORATION
                              AMENDED AND RESTATED
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

         This Charter governs the operations of the Audit Committee (the "Committee") of First Franklin Corporation (the "Company"). The Committee shall be comprised of at least three members, each of whom shall be elected by the Board of Directors (the "Board") annually. All members of the Committee shall be "independent" and satisfy the experience requirements of the applicable rules of the Securities and Exchange Commission ("SEC") and The Nasdaq Stock Market, Inc. ("Nasdaq").

STATEMENT OF POLICY

         The Committee shall oversee the Company's accounting and financial reporting process, the Company's systems of internal accounting and financial controls and the annual independent audit of the Company's financial statements and the Committee shall serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control systems. In so doing, the Committee will maintain free and open means of communication between the directors, the independent auditor, the internal auditors, and the Company's financial management.

RESPONSIBILITIES

         In carrying out its responsibilities and duties, the Committee shall:

         1. Review and reassess the adequacy of this Charter periodically as conditions dictate, but at least annually.

         2. The Committee shall meet with management and the chair of the Committee shall consult with the independent auditor at least quarterly to review the Company's financial statements consistent with any governmental reporting and Quarterly Reports on Form 10-QSB to be filed with the Securities and Exchange Commission. In addition, the Committee shall periodically meet with management and the independent auditor in separate executive sessions to discuss any matters that the Committee believes should be discussed privately.

         3. Select, retain and, when appropriate, terminate the independent auditor of the Company, set the independent auditor's compensation and otherwise oversee the independent auditor of the Company as set forth in Section 10A(m)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These powers shall rest solely with the Committee.

         4. Pre-approve all audit services and all permitted non-audit services to be performed by the independent auditor as set forth in Section 10A(i) of the Exchange Act. The Committee may establish policies and procedures for the engagement of the independent auditor or any other accounting firm to provide non-audit related services.

         5. Review and discuss with management the Company's annual financial statements and the independent auditor's opinion rendered with respect to such financial statements.

         6. Communicate to the independent auditor that they are ultimately accountable to the Committee.

         7. Ensure that the independent auditor submits to the Committee periodically a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1 ("ISBS No. 1"), and engage in active dialog with the independent auditor about all disclosed relationships or services that may impact the objectivity and independence of the independent auditor.

         8. Review the performance of the independent auditor and consult with the independent auditor out of the presence of management about internal controls and the effectiveness thereof and the completeness and accuracy of the Company's financial statements. The Committee's review should include the matters required to be discussed by Statement on Auditing Standards No. 61 ("SAS No. 61") and an explanation from the independent auditor of the factors considered by the independent auditor in determining the audit's scope. The independent auditor should confirm that no limitations have been placed on the scope or nature of the audit.

         9. Following completion of the audit, review separately with each of management and the independent auditor any difficulties or disagreements encountered during the course of the audit, such as restrictions on scope of work or access to required information, as well as any improvements that could be made in the audit or internal control procedures.

         10. Receive communications, if any, from the independent auditor with respect to interim financial information before the filing of the Quarterly Report on Form 10-QSB with the Securities and Exchange Commission and discuss such communications with management of the Company. The chair of the Committee may represent the entire Committee for purposes of this receipt of communications and discussion with management.

         11. Prepare a report to be included in the Proxy Statement for the Company's annual meeting of shareholders. As required by the regulations of the Securities and Exchange Commission, the report must state whether the Committee has (i) reviewed and discussed the audited financial statements with management;
                  (ii) discussed with the independent auditor the matters required to be discussed by SAS No. 61, as amended by SAS 100;
                  (iii) received and discussed with the independent auditor the matters required by ISBS No. 1; and (iv) recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year. The name of each Committee member must appear below the report.

         12. Establish, as required by Section 10A(m)(4) of the Exchange Act, procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

         13. As the Committee deems necessary, engage and determine funding for independent legal counsel and other advisors for the Committee as required by Section 10A(m)(5) of the Exchange Act.

         14. Maintain minutes of each meeting of the Committee and submit the minutes to, or otherwise report to and discuss the matters from each Committee meeting with, the Board.

         15. Investigate any matter brought to its attention within the scope of its duties, and perform any other activities consistent with this Charter, the Company's Code of Regulations and governing law, as the Committee or the Board deems necessary or appropriate.

                                 REVOCABLE PROXY
                           FIRST FRANKLIN CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 26, 2004

         The undersigned hereby appoints Richard H. Finan, John L. Nolting and Mary W. Sullivan, or any of them, with full powers of substitution and resubstitution, to act as proxy or proxies for the undersigned to vote all shares of Common Stock of First Franklin Corporation (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held on April 26, 2004, at the corporate office of the Company located at 4750 Ashwood Drive, Cincinnati, Ohio 45241, at 3:00 p.m. local time and at any and all adjournments thereof, as follows:

I.       The reelection of two directors for terms expiring in 2007:

     ______ FOR the nominees listed         ______ WITHHOLD authority to vote
            below (except as otherwise             for the nominees listed below
            indicated)

                             DONALD E. NEWBERRY, SR.
                                THOMAS H. SIEMERS

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

          ___________________________________________________________

                                                       FOR     AGAINST   ABSTAIN

II.      The ratification of the selection of Clark,
         Schaefer, Hackett & Co. as the Company's
         independent auditors for the fiscal year
         ended December 31, 2004.                     ____       ____      ____

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

The Board of Directors recommends a vote "FOR" the nominees listed and "FOR" the ratification of the selection of the independent auditors.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR RATIFICATION OF THE SELECTION OF THE AUDITORS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

This proxy shall be deemed terminated and of no further force and effect if the undersigned attends and votes in person at the Meeting or submits a later-dated proxy or written revocation to the Company prior to the commencement of voting at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement dated March 26, 2004, and a copy of the 2003 Annual Report to Stockholders.

________________________________________________________________________________

___________________________          _______________________________
Print name of stockholder            Print name of stockholder

___________________________          _______________________________
Signature of stockholder             Signature of stockholder

Dated: _________________, 2004       Dated: ________________, 2004

Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.